UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2004
(August 10, 2004)



                             HALLADOR PETROLEUM COMPANY
               (Exact name of registrant as specified in charter)


         Colorado                   0-14731             84-1014610
  (State or other juris-          (Commission         (IRS Employer
 diction of incorporation)        file number)      Identification No.)


                1660 Lincoln Street, Suite 2700, Denver, CO 80264
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: 303.839.5504


Item 5.  Other Events and Regulation FD Disclosure

Hallador Petroleum Company today issued a press release announcing that it had entered into an agreement to sell its California properties.

A copy of the press release follows as Exhibit 99.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     99     Press release dated August 10, 2004.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HALLADOR PETROLEUM COMPANY
                                         (Registrant)


Dated: August 10, 2004             By/S/Victor P. Stabio, CEO